SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





  Date of Report (Date of earliest event reported)       April 10, 2003
                                                         --------------


                              CARE CONCEPTS I, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   000-20958                  86-0519152
          --------                   ---------                  ----------
(State or other jurisdiction     (Commission File            (IRS Employer
     or incorporation)                 Number)             Identification No.)


                    760 E. McNab Rd. Pompano Beach, FL 33060
                    ----------------------------------------
          (Address of principal executive offices, including zip code)

                                 (954) 786-2510
                                 --------------
               Registrant's telephone number, including area code


 ______________________________________________________________________________
            (Former name or former address, if changed since last rep

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c) Exhibits.

Exhibit No.       Description

99.1              Press Release by Care Concepts I, Inc. on April 10, 2003.


ITEM 9. REGULATION FD DISCLOSURE

               On April 10, 2003, Care Concepts I, Inc. ("CARE") issued a press release setting forth Care's 2002 consolidated earnings including its wholly-owned subsidiary, iBid America, Inc. A copy of Care's press release is attached hereto as Exhibit (99) and hereby incorporated by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Care Concepts I, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CARE CONCEPTS I, INC.

                                        By:   /s/ Steve Markley
                                              ----------------------------
                                        Name: Steve Markley
                                        Title:   Chief Executive Officer


Dated:  April 10, 2003